[LOGO] FIRST INVESTORS




     GOVERNMENT FUND





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     The  Securities  and  Exchange   Commission  has  not  approved  or
     disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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     THE DATE OF THIS



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                           P R O S P E C T U S
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                                                     IS JANUARY 31, 2004

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CONTENTS
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OVERVIEW OF THE FUND

What is the Government Fund?.................................. 3
    Objective................................................. 3
    Principal Investment Strategies........................... 3
    Principal Risks........................................... 3
Who should consider buying the Government Fund?............... 5
How has the Government Fund performed?........................ 6
What are the fees and expenses of the Government Fund?........ 8

THE FUND IN DETAIL

What are the Government Fund's objective, principal
  investment strategies and principal risks?..................10
Who manages the Government Fund?..............................11

BUYING AND SELLING SHARES

How and when does the Fund price its shares?................. 12
How do I buy shares?......................................... 12
What are the sales charges?.................................. 14
Are sales charge discounts available?.........................16
How do I sell shares?........................................ 17
Can I exchange my shares for the shares of other First
  Investors Funds?........................................... 17

ACCOUNT POLICIES

What about dividends and capital gain distributions?......... 18
What about taxes?............................................ 18
How do I obtain a complete explanation of all account
  privileges and policies?................................... 19

FINANCIAL HIGHLIGHTS ........................................ 20

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OVERVIEW OF THE FUND
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WHAT IS THE GOVERNMENT FUND?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

The Fund primarily invests in obligations that are issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities ("government securities"). The majority of the Fund's investments generally consists of mortgage-backed securities that are guaranteed by the Government National Mortgage Association ("GNMA"), commonly known as Ginnie Maes. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Government.

The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored enterprises, such as the Federal National Mortgage Association ("Fannie Mae") and Federal Home Loan Mortgage Corporation ("Freddie Mac"). Although such government sponsored enterprises are chartered and sponsored by Acts of Congress, their securities are not supported by the full faith and credit of the U.S. Government. Thus, their mortgage-backed securities are supported only by the credit of the issuing agency, instrumentality or corporation and the underlying mortgages backing the securities.

The Fund's primary strategies revolve around managing interest rate risk, prepayment risk and extension risk. The Fund attempts to manage these risks by adjusting the duration of its portfolio and the average coupon rate of its mortgage-backed holdings.

Principal Risks:

The principal risks of investing in the Fund are: interest rate risk, prepayment risk, extension risk, and credit risk.

o When interest rates rise, Ginnie Maes and other government securities tend to decline in price, and when interest rates fall, they tend to increase in price. This is interest rate risk.

o When interest rates fall, homeowners tend to refinance their mortgages. When this occurs, mortgages that underlie mortgage-backed securities suffer a higher rate of prepayment. As a result, investors not only lose the benefit of the higher yielding underlying mortgages that are being prepaid, but they must reinvest the proceeds at lower interest rates. This is prepayment risk.

o Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

o The Fund may invest in securities issued by U.S. Government-sponsored enterprises (such as Fannie Mae and Freddie Mac mortgage-backed securities) that are not backed by the full faith and credit of the U.S. Government. These mortgage-backed securities are supported solely by the credit of the issuing agency, instrumentality or corporation and the underlying mortgages backing the securities. These securities therefore carry credit risk.

Accordingly, the value of your investment in the Fund as well as the dividends you receive will go up and down, which means that you could lose money.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO SHOULD CONSIDER BUYING THE GOVERNMENT FUND?

The Government Fund may be used as a core holding for an investment portfolio or as a base on which to build a portfolio. It may be appropriate for you if you:

o Are seeking an investment which offers both current income and credit safety,

o Are willing to accept fluctuations in the value of your investment and the income it produces as a result of changes in interest rates and mortgage refinancings, and

o    Have a long-term investment horizon and are able to ride out market cycles.

You should keep in mind that the Fund is not a complete investment program. For most investors, a complete program should include stock, bond and money market funds. Stocks have historically outperformed other categories of investments over long periods of time and are therefore considered an important part of a diversified investment portfolio. There have been extended periods, however, during which bonds and money market instruments have outperformed stocks. By allocating your assets among different types of funds, you can reduce the overall risk of your portfolio. Of course, even a diversified investment program could result in a loss.

HOW HAS THE GOVERNMENT FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year and in comparison with a broad-based index. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.


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                                 GOVERNMENT FUND

The bar chart contains the following plot points:

   1994    1995   1996   1997   1998   1999    2000   2001   2002   2003
  -3.22%  14.98%  3.51%  8.40%  6.06%  0.45%  10.10%  6.60%  7.91%  2.18%

During the periods shown, the highest quarterly return was 4.78% (for the quarter ended June 30, 1995) and the lowest quarterly return was -2.81% (for the quarter ended March 31, 1994).

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The following table shows the average annual total returns for the Fund's Class A and Class B shares, assuming reinvestment of dividends and other distributions, if any, and payment of the current maximum sales charge or contingent deferred sales charge ("CDSC"). The returns on Class A shares are shown both before and after taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each of the time periods shown below and do not reflect the impact of state or local taxes.

After-tax returns on sale of Fund shares may be higher than other returns for the same period because capital losses on redemptions produce tax deductions.

Your actual after-tax returns may differ from those shown because they depend on your individual tax situation. Moreover, the after-tax returns set forth below are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs. After-tax returns for Class B shares will vary from those shown below.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 2003)
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                                                              CLASS B
                                                 CLASS A     (LIFE OF
                            1 YEAR   5 YEARS   (10 YEARS)     CLASS*)
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CLASS A SHARES

Return Before Taxes         -3.67%    4.15%       4.97%         N/A

Return After Taxes on       -5.21%    2.00%       2.66%         N/A
  Distributions

Return After Taxes on
  Distributions and Sale
  of Fund Shares            -2.40%    2.18%       2.75%         N/A
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CLASS B SHARES

Return Before Taxes         -2.48%    4.28%        N/A         5.94%
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INDICES

Citigroup Mortgage Index**
  (reflects no deduction
  for fees, expenses or
  taxes)                     3.07%    5.95%       6.91%        7.88%

Citigroup
  Treasury/Government
  Index** (reflects no
  deduction for fees,
  expenses or taxes)         2.48%    6.28%       6.76%        7.95%

Lehman GNMA Index***
  (reflects no deduction
  for fees, expenses or
  taxes)                     2.85%    6.50%       6.92%        7.90%
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*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95. THE RETURNS SHOWN FOR THE INDICES ARE FOR THE PERIOD 1/1/95 TO 12/31/03.

**THE CITIGROUP MORTGAGE INDEX WAS FORMERLY KNOWN AS THE SALOMON BROTHERS MORTGAGE INDEX AND THE CITIGROUP TREASURY/GOVERNMENT INDEX WAS FORMERLY KNOWN AS THE SALOMON BROTHERS TREASURY/GOVERNMENT INDEX.

***THE FUND HAS ELECTED TO USE THE LEHMAN GNMA INDEX SINCE THE FUND PRIMARILY INVESTS IN GINNIE MAES, AND THE FUND BELIEVES THIS INDEX MORE CLOSELY REFLECTS THE PERFORMANCE OF THE SECURITIES IN WHICH THE FUND INVESTS.

WHAT ARE THE FEES AND EXPENSES OF THE GOVERNMENT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)        CLASS A SHARES   CLASS B SHARES
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)         5.75%          None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                            None*          4.00%**
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*A CDSC OF 1.00% WILL BE ASSESSED ON CERTAIN REDEMPTIONS OF CLASS A SHARES THAT ARE PURCHASED WITHOUT A SALES CHARGE.

**4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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                                                 TOTAL        FEE
                                                 ANNUAL      WAIVER
                       DISTRIBUTION               FUND      AND/OR
                       SERVICES AND    OTHER    OPERATING   EXPENSE       NET
           MANAGEMENT    (12b-1)      EXPENSES  EXPENSES   ASSUMPTION   EXPENSES
            FEES (1)      FEES        (2),(3)   (2),(3)     (1),(2)       (3)
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Class A
Shares      0.99%        0.25%         0.34%      1.58%      0.48%       1.10%
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Class B
Shares      0.99%        1.00%         0.34%      2.33%      0.48%       1.85%
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(1) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, THE ADVISER WAIVED MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FUND. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES IN EXCESS OF 0.60% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(2) FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, THE ADVISER ASSUMED FOR EACH CLASS OF SHARES OF THE FUND OTHER EXPENSES IN EXCESS OF 0.25%. THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD TO ASSUME OTHER EXPENSES IN EXCESS OF 0.25% FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(3) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.


EXAMPLE

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                         ONE YEAR    THREE YEARS   FIVE YEARS    TEN YEARS
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If you redeem your shares:
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Class A shares             $681        $1,001        $1,343        $2,307
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Class B shares             $588        $  982        $1,402        $2,441*
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If you do not redeem your shares:
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Class A shares             $681        $1,001        $1,343        $2,307
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Class B shares             $188        $  682        $1,202        $2,441*
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*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

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THE FUND IN DETAIL
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WHAT ARE THE GOVERNMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks to achieve a significant level of current income which is consistent with security and liquidity of principal.

Principal Investment Strategies:

Under normal circumstances, the Fund invests at least 80% of its net assets in obligations issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The Fund will notify shareholders at least 60 days before making any change to this 80% policy.

The majority of the Fund's investments generally consists of mortgage-backed securities that are guaranteed by the GNMA, commonly known as Ginnie Maes. They represent interests in pools of mortgages. The principal and interest from the underlying mortgages are passed through to investors in the pools. Ginnie Maes are guaranteed by the full faith and credit of the U.S. Government.

The Fund also invests in mortgage-backed securities issued by U.S. Government-sponsored enterprises such as Fannie Mae and Freddie Mac. Although such U.S. Government-sponsored enterprises are chartered and sponsored by Acts of Congress, their securities are not backed by the full faith and credit of the U.S. Government. Thus, their mortgage-backed securities are supported only by the credit of the issuing agency, instrumentality or corporation and the underlying mortgages backing the securities.

The Fund's investment strategy revolves around managing interest rate risk, prepayment risk and extension risk. Interest rate risk is managed by adjusting the duration of the securities owned by the Fund. Duration is a measurement of a bond's sensitivity to changes in interest rates that takes into consideration not only the maturity of the bond but also the time value of money that will be received from the bond over its life. Prepayment risk and extension risk are managed by adjusting the composition of the Fund's holdings of mortgage-backed securities. For example, if interest rates appear likely to decline, the Fund may attempt to reduce prepayment risk by buying mortgage-backed securities with lower coupons. Conversely, if interest rates appear likely to increase, the Fund may reduce extension risk by purchasing mortgage-backed securities with higher coupons.

The Fund uses a "top-down" approach in making investment decisions based on interest rates and economic and market conditions. In selecting mortgage-backed investments, the Fund considers coupon and yield, relative value and weighted average maturity of the pool. The Fund will usually sell an investment when there are changes in the interest rate environment that are adverse to the investment.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Here are the principal risks of investing in the Government Fund:

Interest Rate Risk:

Because the Fund invests primarily in Ginnie Maes and other government securities, it is subject to interest rate risk. In general, the market prices of these securities rise when interest rates decline and fall when interest rates rise. Securities with longer maturities and lower coupons tend to be more sensitive to interest rate changes than those with shorter maturities.

Prepayment Risk:

Because the Fund invests primarily in mortgage-backed securities, it is subject to prepayment risk. When interest rates decline homeowners tend to refinance their mortgages. When this occurs, mortgages in the mortgage pools suffer a higher rate of prepayment. As a result, investors in the pools not only lose the benefit of the higher yielding underlying mortgages that are being prepaid but they must reinvest the proceeds at lower interest rates. This could cause a decrease in the Fund's income and share price.

Extension Risk:

Extension risk is the flip side of prepayment risk. Rising interest rates can cause the Fund's average maturity to lengthen due to a drop in mortgage prepayments. This will increase both the Fund's sensitivity to rising interest rates and its potential for price declines.

Credit Risk:

This is the risk that an issuer of bonds will be unable to pay interest or principal when due. The prices of bonds are affected by the credit quality of the issuer. The Fund may invest in securities issued by U.S Government-sponsored enterprises (such as Fannie Mae and Freddie Mac mortgage-backed securities) that are not supported by the full faith and credit of the U.S. Government. These U.S. Government securities carry credit risk. In the event that the issuers were to default on their obligations, the Fund would be forced to rely on the underlying mortgages backing the securities.

WHO MANAGES THE GOVERNMENT FUND?

First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2003, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $5.77 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2003, FIMCO received advisory fees of 0.60% of the Fund's average daily net assets, net of any waiver.

Clark D. Wagner serves as Portfolio Manager of the Government Fund. Mr. Wagner is FIMCO's Director of Fixed Income. Mr. Wagner was Chief Investment Officer of FIMCO from 1992-2001. Mr. Wagner also serves as Portfolio Manager of certain other First Investors Funds.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE FUND PRICE ITS SHARES

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

To calculate its NAV, the Fund first values its assets, subtracts its liabilities and then divides the balance, called net assets, by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

The Fund's assets are generally valued on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service. If such information is not available for a security held by the Fund, is determined to be unreliable, or (to the Adviser's knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at its fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of the Fund. Debt obligations with maturities of 60 days or less are valued at amortized cost.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. You can also arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in correct form, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV plus any applicable sales charge ("offering price"). If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price, provided that your order is received by our Woodbridge, N.J. offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Woodbridge, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. It is our policy to refuse to accept purchase orders from investors that we believe intend to engage in short-term market timing transactions. We monitor purchase orders in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short-term market timing may adversely affect the performance of the Fund for long-term shareholders.

WHAT ARE THE SALES CHARGES?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures. Because of the different expense structures, each class of shares generally will have different NAVs and dividends.

The principal advantages of Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges that are available only on Class A shares. The principal advantage of Class B shares is that all of your money is invested from the outset.

The following tables describe the sales charge for Class A shares and contingent deferred sales charge ("CDSC") for Class B shares.

Because of the lower overall expenses on Class A shares, we recommend Class A shares (rather than Class B shares) for purchases of $250,000 or more (based upon your holdings in all of our Funds). If you are investing $1,000,000 or more (based upon your holdings in all of our Funds), we will only sell Class A shares to you. For purchases below $250,000, the class that is best for you generally depends upon the amount you invest, your time horizon and your preference for paying the sales charge initially or later. If you fail to tell us what class of shares you want, we will purchase Class A shares for you.

Your broker-dealer may have policies with respect to Class B shares that are more restrictive than those of our Funds. You should also be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. In such case, it is the responsibility of the broker-dealer to observe our $1,000,000 limit.


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                                 CLASS A SHARES*

Class A shares of the Fund are sold at the public offering price, which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below.

YOUR INVESTMENT     SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE
                         OF OFFERING PRICE            OF NET AMOUNT INVESTED
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Less than $100,000            5.75%                         6.10%
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$100,000-$249,999             4.50                           4.71
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$250,000-$499,999             3.50                           3.63
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$500,000-$999,999             2.50                           2.56
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$1,000,000 or more              0*                             0*
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*IF YOU INVEST $1,000,000 OR MORE IN CLASS A SHARES, YOU WILL NOT PAY A FRONT-END SALES CHARGE. HOWEVER, IF YOU MAKE SUCH AN INVESTMENT AND THEN SELL YOUR SHARES WITHIN 24 MONTHS OF PURCHASE, YOU WILL PAY A CDSC OF 1.00%. YOUR SHARES MAY ALSO BE SUBJECT TO A CDSC OF 1.00% FOR 24 MONTHS, IF THEY WERE PURCHASED DURING A SALES PROMOTION IN WHICH THE NORMAL FRONT-END SALES CHARGE HAD BEEN WAIVED.

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                                 CLASS B SHARES*

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                              CDSC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                     OR NAV AT REDEMPTION
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Within the 1st or 2nd year                       4%
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Within the 3rd or 4th year                       3
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In the 5th year                                  2
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In the 6th year                                  1
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Within the 7th year and 8th year                 0
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* THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC.

The Fund has adopted plans pursuant to Rule 12b-1 for its Class A and Class B shares that allow the Fund to pay fees for the marketing of Fund shares and for services provided to shareholders. The plans provide for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares and 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, the higher fees for Class B shares will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

ARE SALES CHARGE DISCOUNTS AVAILABLE?

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.) For example, if you already own shares of First Investors Funds worth $100,000, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can also add to your LOI all Eligible Accounts which share your address of record at the time you enter the LOI. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

For more information on ROAs and LOIs, ask for our Shareholder Manual or visit us at our website at www.firstinvestors.com. As further described in the Shareholder Manual, sales charges and CDSCs may also be reduced or waived under certain other circumstances and for certain groups.

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp., ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

The Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing. It is the policy of the Fund to reject any exchange request that appears to be part of a short-term market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the Funds involved and the background of the shareholder or dealer involved. We monitor transactions in an effort to enforce this policy. However, we cannot guarantee that our monitoring efforts will be effective in identifying or preventing all short-term market timing activity. Short-term market timing may adversely affect the performance of the Fund for long-term shareholders.

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ACCOUNT POLICIES
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WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare on a daily basis, and pay on a monthly basis, dividends from net investment income. Any net realized capital gains will be distributed on an annual basis, usually at the end of the Fund's fiscal year. The Fund may make an additional distribution in any year, if necessary, to avoid a Federal excise tax on certain undistributed income and capital gain.

Dividends and other distributions declared on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares to you in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. Distributions of net long-term capital gains (if any) are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs and telephone privileges. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

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FINANCIAL HIGHLIGHTS
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The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

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GOVERNMENT FUND
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PER SHARE DATA

         NET ASSET    INCOME FROM                              LESS DISTRIBUTIONS
         VALUE AT     INVESTMENT OPERATIONS                    FROM
         BEGINNING
         OF PERIOD    NET         NET REALIZED   TOTAL FROM    NET          NET REALIZED   TOTAL
                      INVESTMENT  AND            INVESTMENT    INVESTMENT   GAIN           DISTRIBUTIONS
                      INCOME      UNREALIZED     OPERATIONS    INCOME
                                  GAIN (LOSS)
                                  ON INVESTMENTS
CLASS A

1999      $11.49       $.63          $(.58)         $.05        $.61          $--             $.61

2000       10.93        .65            .02           .67         .66           --              .66

2001       10.94        .64            .48          1.12         .65           --              .65

2002       11.41        .59            .09           .68         .59           --              .59

2003       11.50        .54           (.19)          .35         .54           --              .54

CLASS B

1999      $11.48       $.54          $(.57)        $(.03)       $.53          $--             $.53

2000       10.92        .57            .02           .59         .58           --              .58

2001       10.93        .55            .49          1.04         .56           --              .56

2002       11.41        .50            .09           .59         .51           --              .51

2003       11.49        .45           (.19)          .26         .45           --              .45
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*  Calculated without sales charges.
+  Net of expenses waived or assumed.

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            TOTAL     RATIOS/SUPPLEMENTAL DATA
            RETURN

NET ASSET   TOTAL     NET ASSETS   RATIO TO AVERAGE        RATIO TO AVERAGE       PORTFOLIO
VALUE AT    RETURN*   AT END OF    NET ASSETS+             NET ASSETS             TURNOVER
END OF      (%)       PERIOD (IN                           BEFORE EXPENSES        RATE (%)
PERIOD                MILLIONS)    EXPENSES   NET          WAIVED OR ASSUMED
                                   (%)        INVESTMENT
                                              INCOME (%)   EXPENSES   NET
                                                           (%)        INVESTMENT
                                                                      INCOME (%)
CLASS A

 $10.93       .50       $140        1.19        5.58        1.57       5.20          99

  10.94      6.38        124        1.12        6.05        1.55       5.62          26

  11.41     10.49        137        1.10        5.70        1.53       5.27          59

  11.50      6.16        168        1.10        5.21        1.56       4.75          75

  11.31      3.08        184        1.10        4.69        1.58       4.21          65

CLASS B

 $10.92      (.25)      $  3        1.93        4.84        2.31       4.46          99

  10.93      5.56          3        1.87        5.30        2.30       4.87          26

  11.41      9.77          6        1.85        4.95        2.28       4.52          59

  11.49      5.29         16        1.85        4.46        2.31       4.00          75

  11.30      2.33         21        1.85        3.94        2.33       3.46          65
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                                             22

[LOGO] FIRST INVESTORS


GOVERNMENT FUND



For more information about the Fund, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

These Reports include the holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of the Reports, the SAI and the Shareholder Manual or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including your account balance and transaction history, you may also visit our website at: WWW.FIRSTINVESTORS.COM. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including the Reports, the Shareholder Manual and the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202- 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO. 811-3967)